UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 3, 2016

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1621 Fiske Place
Oxnard, California	93033
(Address of Principal Executive Offices)	(Zip Code)

(805) 639-9458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

The disclosure under Item 3.02 is incorporated herein by reference to the extent required.

Item 3.02                                           Unregistered Sales of Equity Securities.

On November 3, 2016, Clean Diesel Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with 96 purchasers identified on the schedule of buyers attached thereto (the “Investors”), which provides for the sale by the Company of an aggregate of 5,172,250 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), at a price of $2.00 per share (the “Offering”).

The Investors include 4 employees and directors of the Company, each of whom agreed to purchase shares of Common Stock on the same terms and conditions as the other Investors, and who collectively agreed to purchase 277,500 shares for an aggregate purchase price of $555,000.

On November 4, 2016, the Company sold 949,960 shares of Common Stock at the initial closing of the Offering (the “Initial Closing”) for aggregate gross proceeds of $1,899,920. The Company also issued to MDB Capital Group LLC (the “Placement Agent”), in consideration for its services as placement agent for the Offering, 94,996 shares of Common Stock and a five-year warrant to purchase up to 94,996 shares of Common Stock at an exercise price of $2.20 per share (the “Agent Warrant”). No employees or directors of the Company purchased shares of Common Stock at the Initial Closing.

The second closing of the Offering (the “Second Closing”) for the sale of 4,222,290 shares of Common Stock for gross proceeds of $8,444,580 is contemplated to occur promptly following the effectiveness of the written consent of the Company’s majority stockholder approving the Offering in accordance with the requirements of the Nasdaq Marketplace Rules. The Placement Agent will be entitled to compensation in connection with the Second Closing consisting of (i) a number of shares of Common Stock equal to 10% of the number of shares of Common Stock issued at the Second Closing, and (ii) a five-year warrant to purchase a number of shares of Common Stock equal to 10% of the number of shares of Common Stock issued at the Second Closing at an exercise price of $2.20 per share; provided that no shares of Common Stock or warrants will be issued to the Placement Agent in respect of any shares sold at the Second Closing to Kanis S.A., Haldor Topsøe A/S, any officer or director of CDTi, or any of their respective affiliates.

On October 24, 2016, the Company received a written consent from Kanis S.A., the holder of a majority of the Company’s outstanding shares of Common Stock as of such date, approving the offer and sale of securities by the Company in a private placement transaction, or series of related private placement transactions, on terms similar to the terms of the Offering.  Prior to consummating the Second Closing, the Company must file with the Securities and Exchange Commission, and wait at least 20 days after mailing to its stockholders, an information statement containing the information required by Schedule 14(c) of the Securities Exchange Act of 1934.  The Company expects the Second Closing to occur approximately 45 days following the Initial Closing.  The Second Closing is subject to the satisfaction of customary closing conditions.

Pursuant to the Purchase Agreement, the Company has agreed to indemnify the Investors for liabilities arising out of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in the Purchase Agreement or related documents or (ii) any action instituted against an Investor with respect to the Offering, subject to certain exceptions. The Purchase Agreement also contains customary representations and warranties and covenants of the Company and was subject to customary closing conditions.

In addition, at the Initial Closing the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, dated November 4, 2016, pursuant to which the Company agreed to register for resale by the Investors the shares of Common Stock purchased by the Investors pursuant to the Purchase Agreement. The Company has committed to file the registration statement no later than 45 days after the Second Closing and to cause the registration statement to become effective no later than the earlier of (i) five business days after the SEC informs the Company that no review of the registration statement will be made or that the SEC has no further comments on the registration statement or (ii) 120 days after the Second Closing. The Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events, including the Company’s failure to file the registration statement or cause it to become effective by the deadlines set forth above. The amount of liquidated damages payable to an Investor would be 1% of the aggregate amount invested by such Investor for each 30-day period, or pro rata portion thereof, during which the default continues, up to a maximum amount of 10% of the aggregate amount invested by such Buyer pursuant to the Purchase Agreement.

The shares of Common Stock issued in the Offering were offered and sold exclusively to accredited investors, and the Agent Warrant was offered and sold to the Placement Agent, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The Investors and the Placement Agent represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were placed upon the stock certificates and Agent Warrant issued at the Initial Closing. The offer and sale of the securities were made without any general solicitation or advertising.

The foregoing summaries of the Purchase Agreement, the Registration Rights Agreement and the Agent Warrant are qualified in their entirety by reference to the full text of the agreements, which are attached as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        Securities Purchase Agreement, dated November 3, 2016, between the Registrant and the Investors listed on the schedule of buyers attached thereto.

10.2                        Registration Rights Agreement, dated November 4, 2016, between the Registrant and the Investors party thereto.

10.3                        Agent Warrant, dated November 4, 2016, between the Registrant and MDB Capital Group LLC.

99.1                        Press Release issued by the Registrant dated November 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2016	Clean Diesel Technologies, Inc.

	By:	/s/ Matthew Beale
Matthew Beale
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Securities Purchase Agreement, dated November 3, 2016, between the Registrant and the Investors listed on the schedule of buyers attached thereto.

10.2	Registration Rights Agreement, dated November 4, 2016, between the Registrant and the Investors party thereto.

10.3	Agent Warrant, dated November 4, 2016, between the Registrant and MDB Capital Group LLC.

99.1	Press Release issued by the Registrant dated November 4, 2016.